LITMAN GREGORY FUNDS TRUST

Supplement dated June 30, 2016 to

Prospectus and Statement of Additional Information (“SAI”) of the Litman Gregory Funds Trust

dated April 30, 2016, as supplemented

Notice to Existing and Prospective Shareholders of the Litman Gregory Masters Equity Fund, Litman Gregory Masters International Fund, Litman Gregory Masters Smaller Companies Fund and Litman Gregory Masters Alternative Strategies Fund

Effective July 1, 2016, Litman Gregory Fund Advisors, LLC has changed its address from 4 Orinda Way, Orinda, California 94563 to 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596.

All references to “4 Orinda Way, Orinda, California 94563” in the Prospectus and SAI are hereby deleted and replaced with “1676 N. California Blvd., Suite 500, Walnut Creek, California 94596.”

Please keep this Supplement with your Prospectus and SAI.